NOTICE

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AS A COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR IN RELIANCE ON AN EXEMPTION PROVIDED IN THE ACT AND/OR RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF BY ANY PAYEE, OR HOLDER THEREIN UNLESS THE NOTE IS REGISTERED UNDER THE ACT OF THE MAKER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED, AND THEN ONLY IN COMPLIANCE WITH STATE SECURITIES LAWS. IN ADDITION, THE NOTE HAS NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1990 BY REASON OF THE COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE NOTE. THE NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OF ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1990, IF SUCH REGISTRATION IS REQUIRED. FURTHER, THE NOTE HAS NOT BEEN REVIEWED APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE, OR OTHER SIMILAR GOVERNMENTAL OFFICE, OF ANY OTHER STATE.

                                 PROMISSORY NOTE
                                (Commercial Loan)

  $515,077.12                                                  January 31, 1996

     FOR VALUE RECEIVED, the undersigned promises to pay to WESTERN FRATERNAL LIFE ASSOCIATION (individually referred to as "Holder") at the address for Holder shown in the Notice provision hereof, or as such other address as any Holder may from time to time designate in writing in accordance with the Notice provision, in the legal and lawful tender of the United States, the principal sum of FIVE HUNDRED FIFTHTEEN THOUSAND SEVENTY SEVEN AND 12/100'S DOLLARS ($515,077,12), together with interest which shall accrue at the rate of nine and eighty five one hundredths percent (9.85%) per annum payable on the terms set forth in paragraph I hereof.

     I. Terms of Repayment. The principal shall be amortized over fifty (50) months with interest at the rate of nine and eighty five one hundredths percent (9.85%) per annum resulting in monthly payments of principal and interest in the amount of TWELVE THOUSAND SIX HUNDRED ONE AND 34/100-S DOLLARS ($12,601.34). An amortization schedule is attached hereto as Exhibit A and incorporated herein by this reference. Said monthly payments shall commence on the twentieth day of

February, 1996 and on the twentieth day of each month thereafter until this Note is paid in full. The first monthly payment shall be adjusted to reflect only that interest due in arrears from the date the principal is advanced by Holder to Maker. The last monthly payment shall be adjusted to reflect any prepayments or principal reductions during the term of this Note. Payments shall be due on the twentieth day of each month and shall be considered delinquent on the thirtieth day of each month.

     2. Application of Payment. All payments of principal and interest by Maker to the Holder of this Note shall be first applied to accrued interest with the balance applied to principal.

     3. Security. This Note shall be secured by Maker's Security Agreement and Pledge Agreement which pledges retail installment sale contracts entered into between various customers and the Maker for the purchase of automobiles, more particularly described in the Security Agreement and Pledge Agreement (the "Contracts" or "Collateral"). Maker shall continue to service and collect the payments on said Contracts in accordance with their terms from the life of the Contracts, Maker covenants and agrees that the outstanding principal balance plus accrued interest payable over the life of said Contracts in monthly payments from customers shall be equal to or greater than principal and interest payable to Holder under this Note, which payments due under the Contracts are to be pledged by Maker as security for this Note.

     4. Substitution of Collateral. Maker agrees in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Maker will substitute a similar retail installment contract to be replaced. The Security Agreement and Pledge Agreement which secure this Note shall continue to apply to any substituted retail installment contract which replaces any retail installment contract previously included in the Contracts or Collateral.

     5. Release of Collateral. As the principal balance of this Note is repaid (including prepayments), the Holder agrees to release that portion of the Collateral from the Security Agreement and Pledge Agreement which secures this Note as corresponds to the reduction of the principal balance and accrued interest due under this Note. For each one dollar reduction in the principal and accrued interest due under this Note, a proportionate amount of Collateral shall be released from the Security Agreement and Pledge Agreement and shall thereafter be free of the lien and encumbrance created thereunder. In no event shall the amount of principal and interest remaining on the Contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     6. No Sale, Transfer or Assignment. This Note constitutes a non-negotiable instrument and shall not be sold, transferred or assigned without the consent of Maker and without meeting the possible securities registration requirement set forth in the NOTICE contained above.

     7. Miscellaneous.

          (a) There shall be no acceleration of any amount due under this Note, except as specifically provided in this Note,

          (b) Upon payment of monies due on this Note, in accordance with its terms, Holder shall release the collateral or the applicable portion thereof in accordance with the terms of the Security Agreement and Pledge Agreement.

          (c) In the event of a default by Maker on this Note, Holder shall look solely to the assets of Maker for repayment, including the property, cash and other property or assets of Maker, but none of the officers, directors, or shareholders shall have any personal liability for payment hereunder, and no such action or other legal proceedings shall be brought against any of the officers, directors or shareholders of Maker, for any deficiency if the Collateral and assets of Maker are not sufficient to satisfy the repayment of this Note.

          (d) If Maker fails to make any Payment when due hereunder, whether of principal, interest or otherwise, or commits any default hereunder or under the Security Agreement, Pledge Agreement or any other instrument related hereto, the Holder shall have those options set forth in the Security Agreement and Pledge Agreement after ten (10) days notice to Maker specifying the event of default after which time this Note shall bear interest at the rate of twelve percent (12%) per annum, unless the default is timely cured. During the ten (1 0) days following notice from Holder, the Maker shall have the right to cure any monetary or non-monetary default and if the cure be made, this Note and the security therefore shall continue in full force and effect as if no default had occurred.

          (e) This Note sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (f) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of the Note shall not limit or impair the operation or validity or any other provision of this Note and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstance.

          (g) It is the intention of Maker and Holder that this Note be construed tin accordance with and governed by the laws of the State of Colorado for contracts entered into and wholly performed in such state.

          (h) The Maker and all other parties who are now or who may hereafter become liable on this Note severally waive, except as expressly set forth herein, demand, presentment for payment, protest, notice of dishonor, protest or intent to accelerate and acceleration and diligence in collecting and bringing suit against any party liable on this Note.

          (i) Holder shall be entitled to collect a reasonable attorney's fee from the Maker, as well as other costs and expenses reasonably incurred, in curing any default of or attempting collection of the payment due under the Note and to receive from the Maker (or in lieu thereof, the Maker may advance) all expenses paid by the Holder under the terms of the Security Agreement.

          (i) This Note is secured by a Security Agreement and Pledge Agreement Of even date made by Maker for the benefit of the Holder hereof and the terms and provisions of said Security Agreement and Pledge Agreement by this reference are make a part hereof,

          (k) All actions or proceedings in any way, manner or respect, arising from or related to this Note may be litigated in Courts having situs within the State of Colorado. Maker and Holder hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (1) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Note or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Note, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (m) Legal matters in connection with the Note and any Security Agreement, Pledge Agreement or other documents securing the Note have been prepared or reviewed on behalf of the Maker as its counsel by Marya L. Brancio ("Maker's Counsel"). Maker's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc. as to all matters which affect the Note or any security agreement or pledge agreement must look to its own counsel in connection with the commercial loan represented by the Note or any collateral therefore and understand that Marya L. Brancio has acted only as Maker's Counsel.

          (n) All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by immediate notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this sub-section n

          (a) in the case of Holder to:

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticilii
              Telephone # (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone #: (800) 223-9334
              Telefax #     (800) 854-7939

IN WITNESS WHEREOF, the Maker has caused this instrument to be executed this the 31day of January, 1996


                     MAKER: WESTERN FIDELITY FUNDING, INC. a Colorado corporation


                                       By:
                                          ------------------------------------
                                          Gene E. Osborn, President

                                PLEDGE AGREEMENT

     This pledge is made as of this 31st day of January, 1996 by WESTERN FIDELITY FUNDING, INC. (hereinafter referred to as "WFFI"), to WESTERN FRATERNAL LIFE ASSOCIATION (hereinafter referred to as "Lender").


                                    RECITALS

     WHEREAS WFFI has acquired  and is the owner of the  automobile  installment
sale  contracts   ("Contracts")   listed  on  Exhibit  A  attached   hereto  and
incorporated herein by this reference, and

     WHEREAS Lender requires the right to collect payments made by the maker(s) of the Contracts, and the right to enforce all of WFFI's rights, claims and interests related to said Contracts, (including but not limited to the right to repossess the auto(s) which are the subject of the Contracts herein pledged).


                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WFFI and Lender agree as follows:

     1. The Contracts are hereby pledged to Lenders to secure payment of Lender's loan to WFFI evidenced by a Promissory Note dated January 31, 1996 in the amount of $515,077.12.

     2. In accordance with the terms of the Promissory Note which is secured by this Pledge Agreement, WFFI agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), WFFI will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Pledge Agreement shall continue to apply to any substitute retail installment sale contract which replaces any retail installment sale contract previously included in the Contracts pledged hereunder.

     3. WFFI agrees to notify Lender promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which WFF] may be notified of which may materially and adversely affects WFFI's or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     4. As the principal balance of the Note secured hereby is repaid, the Lender agrees to release that portion of the Contracts from this Pledge Agreement as corresponds to the reduction or the principal balance and accrued interest due under the Note for each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Contracts shall be released from this Pledge Agreement and shall thereafter be free of the lien or pledge created hereunder. In no event shall the amount of principal and interest remaining on the Contracts pledged hereunder be less that the amount of principal and interest outstanding on the Note.

     5. This Pledge Agreement shall terminate when the obligation has been paid in full. No waiver by the Lenders of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and bind the successors and assigns of the WFFI, This Pledge Agreement shall take effect when signed by the parties hereto.

     6. WFFI agrees to pay any and all of Lender's costs, including reasonable attorney's fees, incurred in exercising or enforcing its rights under this Pledge Agreement.

     7. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 7.

          (a)      in the case of Holder to

                   Western Fraternal Life Association
                   1900 First Avenue NE
                   Cedar Rapids, Iowa 52492
                   Attention:  Mr. Philip J. Torticill
                   Telephone #: (319)363-2653

          (b)      in the case of Maker to:

                   Western Fidelity Funding, Inc.
                   4704 Harlan Street, Suite 260
                   Denver, Colorado 80212-7417
                   Attention: Mr. Gene Osborn, President
                   Telephone #: (800) 223-9334
                   Telefax #  (800) 854-7939

     8. Miscellaneous.

          (a) This Pledge Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Pledge Agreement shall not limit or impair the operation of validity of any other provision of this Pledge Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) Should any provision of this Pledge Agreement violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

          (e) This Agreement shall be deemed entered into within Colorado and shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (f) Legal matters in connection with the Note(s) and any security agreement, Pledge Agreement or other documents securing the Note(s) have been prepared or reviewed on behalf of WFFI as its counsel by Marya L. Brancio ("WFFI's Counsel"). WFFI's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party or pledgee and has relied upon representations made by WFFI as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee, pledgee or secured party of the Note(s) or any security agreement or Pledge Agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as WFFI's Counsel.

          (g) All actions or proceedings in any way, manner or respect, arising from or related to this Agreement may be litigated in courts having situs within the State of Colorado. WFFI and Lender hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (h) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (i) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to any original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures.

     Dated this 31st day of January, 1996.
     WESTERN FIDELITY FUNDING, INC.

     By:  /s/ Gene E. Osborn
        ------------------------------------
        Gene E. Osborn, President


     WESTERN FRATERNAL LIFE ASSOCIATION

     By:  /s/ Philip J. Torticilli
        ------------------------------------
     Name: Philip J. Torticilli
          ----------------------------------
     Its:  Vice President
          ----------------------------------

                                SECURITY AGREEMENT

     This Agreement entered into between WESTERN FIDELITY FUNDING, INC., a Colorado corporation ("Debtor") and WESTERN FRATERNAL LIFE ASSOCIATION (the "Secured Party"), The Debtor hereby warrants and covenants that:

     Section 1.0 Collateral. The Debtor is the beneficial owner of the "Collateral" which consists of the retail installment sale contracts entered into between the customer and the Debtor (the "Contracts"). The Contracts which comprise the Collateral are listed on Exhibit A attached hereto and incorporated herein by this reference. The Collateral will be maintained by the Debtor at its principal office and Debtor will service the collection of the Contracts. Except for the security interest granted hereby, the collateral will be free from any prior lien, security interest, pledge or encumbrance, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     Section 2.0 No Transfer. The Debtor will not sell or otherwise transfer or encumber the Collateral or any interest therein without the prior written consent of the Secured Party,

     Section 3.0 Perfection of Interest. The Debtor will immediately notify the Secured Party in writing of any change in address from that shown in this Agreement and will also upon demand furnish to the Secured Party such further information and will execute and deliver to the Secured Party such financing statements, mortgages and other papers and will do all such acts and things as the Secured Party may at any time or from time to time reasonably request and/or as may be necessary or appropriate to establish and maintain a valid security interest in the Collateral as security for the obligations, subject to no prior liens or encumbrances.

     Section 4.0 Insurance. The Debtor will keep the Collateral at all times insured against risks of loss and such other casualties as the Secured Party may reasonably require, all in such amounts, under such forms of policies, including the Indemnity Policy currently issued by Empire Fire & Marine, upon such terms, for such periods and written by such other companies or underwriters as the Secured Party may approve, but in no event less than the face value of the loan on the Vehicle, losses in all cases to be payable to the Secured Party and Debtor as their respective interests may appear. All policies of insurance shall provide for at least ten days prior written notice cancellation to the Secured Party, and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing the Debtors name on any drafts drawn by insurers of the Collateral.

     Section 5.0 Free of Liens. The Debtor will keep the Collateral free from any adverse lien, security interest, pledge or encumbrance and will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. Upon reasonable notice, the Secured Party may examine and inspect the books and records of Debtor at any reasonable time or times.

     Section 6.0 Substitution of Collateral. In accordance with the terms of the Promissory Note which is secured by this Security Agreement, Debtor agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Debtor will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Security Agreement shall continue to apply to any substituted retail installment contract which replaces any retail installment sale contract previously included in the Contracts listed as collateral hereunder.

     Section 7.0 Notice of Matters Affecting Collateral. Debtor agrees to notify secured party promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which Debtor may be notified of which may materially and adversely affect Debtor' s or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     Section 8.0 Taxes. The Debtor will pay promptly when due all taxes and assessments upon the Collateral, if any.

     Section 9.0 Additional Rights of Parties. At its option but without obligation to do so, the Secured party may (a) discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral;
(b) place and pay for insurance on Collateral in the event Debtor fails to keep the Collateral insured.

     Section 10.0 Events of Default-Remedies. Upon the happening of any of the following events or conditions and within ten day notice thereof, namely; (a) default in the payment or performance of any of the obligations or of any covenant contained or referred to herein or in any note evidencing any of the obligations; (b) any warranty, representation or statement make or furnished to the Secured Party by or on behalf of the Debtor in connection with this Agreement proving to have been false in material respect when made or furnished,
(c) substantial amount of sale or encumbrance of the Collateral as determined in the sale or encumbrance of the Collateral as determined in the reasonable discretion of the Secured Party, or the making of any levy, seizure or attachment thereof or thereon, (d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the Collateral of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by, against or of Debtor or any guarantor or surety for the Debtor, thereupon or at any time thereafter (such default not having previously been cured), the Secured Party at its option may declare all obligations that are in default to be immediately due and payable, subject to any notice required by law or agreement, and shall then have the remedies of a secured party under the Uniform Commercial Code ("UCC"), or other applicable law, including, without limitation thereto, the right to take possession of the Collateral, and for that purpose may pursue the Collateral whenever the same may be found and with or without legal process, but without a breach of the peace, may enter any premises where the Collateral may be found and take possession thereof and remove the same.

     Section 11.0 No Waste. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The Secured Party will give at least ten (10) days written notice to Debtor at the address shown herein of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding. preparing for sale, selling or the like shall, subject to UCC limits if applicable, include the Secured Party's reasonable attorney's fees and costs.

     Section 12.0 Release of Collateral. As the principal balance of the Note secured hereby is repaid, the Secured Party agrees to release that portion of the Collateral from this Security Agreement as corresponds to the reduction of the principal balance and accrued interest due under the Note. For each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Collateral shall be released from this Security
Agreement and shall thereafter be free of the lien and encumbrance created hereunder. In no event shall the amount of principal and interest remaining on the contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     Section 13.0 General. This Agreement and the security interest in the Collateral created hereby shall terminate when the obligation has been paid in full. No waiver by the Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its successors and bind the successors and assigns of the Debtor. If there be more than one Debtor, their obligations hereunder shall be joint and several. This Agreement shall take effect when signed by the parties hereto.

     Section 14.0 Construction. Should any provision of this Agreement violate any federal, state or local law or ordinance, that provision shall be construed in a manner so as to comply.

     Section 15.0 Notices. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 15.0.

          (a)      in the case of Holder to:

                   Western Fraternal Life Association
                   1900 First Avenue NE
                   Cedar Rapids, Iowa 52492
                   Attention: Mr. Philip J. Torticilli
                   Telephone #: (319)363-2653

          (b)     in the case of Maker to:

                  Western Fidelity Funding, Inc.
                  4704 Harlan Street, Suite 260
                  Denver, Colorado 80212-7417
                  Attention: Mr. Gene Osborn, President
                  Telephone # (800) 223-9334
                  Telefax #: (800) 854-7939

     Section 16.0 Miscellaneous.

          (a) This Security Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Security Agreement shall not limit or impair the operation of validity of any other provision of this Security Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) This  Security  Agreement  shall be binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, legal representatives, successors, and permitted assigns.

          (d) This Agreement shall be deemed entered into within Colorado and Shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (e) Legal matters in connection with the Note(s) and any security agreement, pledge or other documents securing the Note(s) have been prepared or reviewed on behalf of the debtor as its counsel by Marya L. Brancio ("Debtor's Counsel"). Debtor's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc., as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee or secured party of the Note(s) or any security agreement or pledge agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as Debtor's Counsel.

          If) All actions or proceedings in any way, manner or respect, arising from or related to this Security Agreement may be litigated in courts having situs within the State of Colorado. Debtor and Secured Party hereby consent and Submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (g) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Security Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (h) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to an original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures,

     Dated this 31st day of January, 1996.


DEBTOR:                                      SECURED PARTY:
WESTERN FIDELITY FUNDING, INC.               WESTERN FRATERNAL LIFE ASSOCIATION



By: /s/ Gene E. Osborn                       By:  /s/ Philip J. Torticilli
   -------------------------------------        -------------------------------
      Gene E.Osborn, President
                                             Name:  Philip J. Torticilli
                                                   ----------------------------

                                             Its:  Vice President
                                                  -----------------------------

                                     NOTICE

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AS A COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR IN RELIANCE ON AN EXEMPTION PROVIDED IN THE ACT AND/OR RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF BY ANY PAYEE, OR HOLDER THEREIN UNLESS THE NOTE IS REGISTERED UNDER THE ACT OF THE MAKER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED, AND THEN ONLY IN COMPLIANCE WITH STATE SECURITIES LAWS. IN ADDITION, THE NOTE HAS NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1990 BY REASON OF THE COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE NOTE. THE NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OF ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1990, IF SUCH REGISTRATION IS REQUIRED. FURTHER, THE NOTE HAS NOT BEEN REVIEWED APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE, OR OTHER SIMILAR GOVERNMENTAL OFFICE, OF ANY OTHER STATE.

                                 PROMISSORY NOTE
                                (Commercial Loan)

     $508,145.79                                             February 12, 1996

     FOR VALUE RECEIVED, the undersigned promises to pay to WESTERN FRATERNAL LIFE ASSOCIATION (individually referred to as "Holder") at the address for Holder shown in the Notice provision hereof, or as such other address as any Holder may from time to time designate in writing in accordance with the Notice provision, in the legal and lawful tender of the United States, the principal sum of FIVE HUNDRED EIGHT ONE HUNDRED FORTY FIVE AND 79/100'S DOLLARS ($508,145.79), together with interest which shall accrue at the rate of nine and eighty five one hundredths percent (9.85%) per annum payable on the terms set forth in paragraph I hereof.

     I. Terms of Repayment.  The principal  shall be amortized  over forty eight
(48) months with interest at the rate of nine and eighty five one hundredths percent (9.85%) per annum resulting in monthly payments of principal and interest in the amount of TWELVE THOUSAND EIGHT HUNDRED FIFTY ONE AND 32/100'S DOLLARS ($12,851.32). An amortization schedule is attached hereto as Exhibit A and incorporated herein by this reference. Said monthly payments shall commence on the twentieth day of March, 1996 and on the twentieth day of each month thereafter until this Note is paid in full. The first monthly payment shall be adjusted to reflect only that interest due in arrears from the date the principal is advanced by Holder to Maker. The last monthly payment shall be adjusted to reflect any prepayments or principal reductions during the term of this Note. Payments shall be due on the twentieth day of each month and shall be considered delinquent on the thirtieth day of each month.

     2. Application of Payment. All payments of principal and interest by Maker to the Holder of this Note shall be first applied to accrued interest with the balance applied to principal.

     3. Security. This Note shall be secured by Maker's Security Agreement and Pledge Agreement which pledges retail installment sale contracts entered into between various customers and the Maker for the purchase of automobiles, more particularly described in the Security Agreement and Pledge Agreement (the "Contracts" or "Collateral"). Maker shall continue to service and collect the payments on said Contracts in accordance with their terms from the life of the Contracts, Maker covenants and agrees that the outstanding principal balance plus accrued interest payable over the life of said Contracts in monthly payments from customers shall be equal to or greater than principal and interest payable to Holder under this Note, which payments due under the Contracts are to be pledged by Maker as security for this Note.

     4. Substitution of Collateral. Maker agrees in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Maker will substitute a similar retail installment contract to be replaced. The Security Agreement and Pledge Agreement which secure this Note shall continue to apply to any substituted retail installment contract which replaces any retail installment contract previously included in the Contracts or Collateral.

     5. Release of Collateral. As the principal balance of this Note is repaid (including prepayments), the Holder agrees to release that portion of the Collateral from the Security Agreement and Pledge Agreement which secures this Note as corresponds to the reduction of the principal balance and accrued interest due under this Note. For each one dollar reduction in the principal and accrued interest due under this Note, a proportionate amount of Collateral shall be released from the Security Agreement and Pledge Agreement and shall thereafter be free of the lien and encumbrance created thereunder. In no event shall the amount of principal and interest remaining on the Contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     6. No Sale, Transfer or Assignment. This Note constitutes a non-negotiable instrument and shall not be sold, transferred or assigned without the consent of Maker and without meeting the possible securities registration requirement set forth in the NOTICE contained above.

     7. Miscellaneous.

          (a) There shall be no acceleration of any amount due under this Note, except as specifically provided in this Note,

          (b) Upon payment of monies due on this Note, in accordance with its terms, Holder shall release the collateral or the applicable portion thereof in accordance with the terms of the Security Agreement and Pledge Agreement.

          (c) In the event of a default by Maker on this Note, Holder shall look solely to the assets of Maker for repayment, including the property, cash and other property or assets of Maker, but none of the officers, directors, or shareholders shall have any personal liability for payment hereunder, and no such action or other legal proceedings shall be brought against any of the officers, directors or shareholders of Maker, for any deficiency if the Collateral and assets of Maker are not sufficient to satisfy the repayment of this Note.

          (d) If Maker fails to make any Payment when due hereunder, whether of principal, interest or otherwise, or commits any default hereunder or under the Security Agreement, Pledge Agreement or any other instrument related hereto, the Holder shall have those options set forth in the Security Agreement and Pledge Agreement after ten (10) days notice to Maker specifying the event of default after which time this Note shall bear interest at the rate of twelve percent (12%) per annum, unless the default is timely cured. During the ten (10) days following notice from Holder, the Maker shall have the right to cure any monetary or non-monetary default and if the cure be made, this Note and the security therefore shall continue in full force and effect as if no default had occurred.

          (e) This Note sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (f) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of the Note shall not limit or impair the operation or validity or any other provision of this Note and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstance.

          (g) It is the intention of Maker and Holder that this Note be construed tin accordance with and governed by the laws of the State of Colorado for contracts entered into and wholly performed in such state.

          (h) The Maker and all other parties who are now or who may hereafter become liable on this Note severally waive, except as expressly set forth herein, demand, presentment for payment, protest, notice of dishonor, protest or intent to accelerate and acceleration and diligence in collecting and bringing suit against any party liable on this Note.

          (i) Holder shall be entitled to collect a reasonable attorney's fee from the Maker, as well as other costs and expenses reasonably incurred, in curing any default of or attempting collection of the payment due under the Note and to receive from the Maker (or in lieu thereof, the Maker may advance) all expenses paid by the Holder under the terms of the Security Agreement.

          (i) This Note is secured by a Security Agreement and Pledge Agreement Of even date made by Maker for the benefit of the Holder hereof and the terms and provisions of said Security Agreement and Pledge Agreement by this reference are make a part hereof,

          (k) All actions or proceedings in any way, manner or respect, arising from or related to this Note may be litigated in Courts having situs within the State of Colorado. Maker and Holder hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (1) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Note or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Note, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (m) Legal matters in connection with the Note and any Security Agreement, Pledge Agreement or other documents securing the Note have been prepared or reviewed on behalf of the Maker as its counsel by Marya L. Brancio ("Maker's Counsel"). Maker's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc. as to all matters which affect the Note or any security agreement or pledge agreement must look to its own counsel in connection with the commercial loan represented by the Note or any collateral therefore and understand that Marya L. Brancio has acted only as Maker's Counsel.

          (n) All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by immediate notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this sub-section n

          (a) in the case of Holder to:

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticilii
              Telephone # (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone #: (800) 223-9334
              Telefax #     (800) 854-7939


IN WITNESS WHEREOF, the Maker has caused this instrument to be executed this the 12th day of February, 1996


                              MAKER: WESTERN FIDELITY FUNDING, INC. a Colorado corporation


                                       By:  /s/ Gene E. Osborn
                                          ------------------------------------
                                          Gene E. Osborn, President

                                PLEDGE AGREEMENT

     This pledge is made as of this 12th day of February, 1996 by WESTERN FIDELITY FUNDING, INC. (hereinafter referred to as "WFFI"), to WESTERN FRATERNAL LIFE ASSOCIATION (hereinafter referred to as "Lender").


                                    RECITALS

     WHEREAS WFFI has acquired  and is the owner of the  automobile  installment
sale  contracts   ("Contracts")   listed  on  Exhibit  A  attached   hereto  and
incorporated herein by this reference, and

     WHEREAS Lender requires the right to collect payments made by the maker(s) of the Contracts, and the right to enforce all of WFFI's rights, claims and interests related to said Contracts, (including but not limited to the right to repossess the auto(s) which are the subject of the Contracts herein pledged).


                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WFFI and Lender agree as follows:

     1. The Contracts are hereby pledged to Lenders to secure payment of Lender's loan to WFFI evidenced by a Promissory Note dated February 12, 1996 in the amount of $508,145.79.

     2. In accordance with the terms of the Promissory Note which is secured by this Pledge Agreement, WFFI agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), WFFI will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Pledge Agreement shall continue to apply to any substitute retail installment sale contract which replaces any retail installment sale contract previously included in the Contracts pledged hereunder.

     3. WFFI agrees to notify Lender promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which WFF] may be notified of which may materially and adversely affects WFFI's or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     4. As the principal balance of the Note secured hereby is repaid, the Lender agrees to release that portion of the Contracts from this Pledge Agreement as corresponds to the reduction or the principal balance and accrued interest due under the Note for each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Contracts shall be released from this Pledge Agreement and shall thereafter be free of the lien or pledge created hereunder. In no event shall the amount of principal and interest remaining on the Contracts pledged hereunder be less that the amount of principal and interest outstanding on the Note.

     5. This Pledge Agreement shall terminate when the obligation has been paid in full. No waiver by the Lenders of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and bind the successors and assigns of the WFFI, This Pledge Agreement shall take effect when signed by the parties hereto.

     6. WFFI agrees to pay any and all of Lender's costs, including reasonable attorney's fees, incurred in exercising or enforcing its rights under this Pledge Agreement.

     7. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 7.

          (a) in the case of Holder to

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticill
              Telephone #:  (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone #: (800) 223-9334
              Telefax #  (800) 854-7939

     8. Miscellaneous.

          (a) This Pledge Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Pledge Agreement shall not limit or impair the operation of validity of any other provision of this Pledge Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) Should any provision of this Pledge Agreement violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

          (e) This Agreement shall be deemed entered into within Colorado and shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (f) Legal matters in connection with the Note(s) and any security agreement, Pledge Agreement or other documents securing the Note(s) have been prepared or reviewed on behalf of WFFI as its counsel by Marya L. Brancio ("WFFI's Counsel"). WFFI's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party or pledgee and has relied upon representations made by WFFI as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee, pledgee or secured party of the Note(s) or any security agreement or Pledge Agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as WFFI's Counsel.

          (g) All actions or proceedings in any way, manner or respect, arising from or related to this Agreement may be litigated in courts having situs within the State of Colorado. WFFI and Lender hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (h) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (i) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to any original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures.

     Dated this 12th day of February, 1996.



WESTERN FIDELITY FUNDING, INC.



By: /s/ Gene E. Osborn
   -----------------------------------------
   Gene E. Osborn, President



WESTERN FRATERNAL LIFE ASSOCIATION



By:   /s/ Philip J. Torticill
   -----------------------------------------

Name:  Philip J. Torticill
      --------------------------------------

Its:  Vice President
      --------------------------------------

                               SECURITY AGREEMENT

     This Agreement entered into between WESTERN FIDELITY FUNDING, INC., a Colorado corporation ("Debtor") and WESTERN FRATERNAL LIFE ASSOCIATION (the "Secured Party"), The Debtor hereby warrants and covenants that:

     Section 1.0 Collateral. The Debtor is the beneficial owner of the "Collateral" which consists of the retail installment sale contracts entered into between the customer and the Debtor (the "Contracts"). The Contracts which comprise the Collateral are listed on Exhibit A attached hereto and incorporated herein by this reference. The Collateral will be maintained by the Debtor at its principal office and Debtor will service the collection of the Contracts. Except for the security interest granted hereby, the collateral will be free from any prior lien, security interest, pledge or encumbrance, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     Section 2.0 No Transfer. The Debtor will not sell or otherwise transfer or encumber the Collateral or any interest therein without the prior written consent of the Secured Party,

     Section 3.0 Perfection of Interest. The Debtor will immediately notify the Secured Party in writing of any change in address from that shown in this Agreement and will also upon demand furnish to the Secured Party such further information and will execute and deliver to the Secured Party such financing statements, mortgages and other papers and will do all such acts and things as the Secured Party may at any time or from time to time reasonably request and/or as may be necessary or appropriate to establish and maintain a valid security interest in the Collateral as security for the obligations, subject to no prior liens or encumbrances.

     Section 4.0 Insurance. The Debtor will keep the Collateral at all times insured against risks of loss and such other casualties as the Secured Party may reasonably require, all in such amounts, under such forms of policies, including the Indemnity Policy currently issued by Empire Fire & Marine, upon such terms, for such periods and written by such other companies or underwriters as the Secured Party may approve, but in no event less than the face value of the loan on the Vehicle, losses in all cases to be payable to the Secured Party and Debtor as their respective interests may appear. All policies of insurance shall provide for at least ten days prior written notice cancellation to the Secured Party, and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing the Debtors name on any drafts drawn by insurers of the Collateral.

     Section 5.0 Free of Liens. The Debtor will keep the Collateral free from any adverse lien, security interest, pledge or encumbrance and will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. Upon reasonable notice, the Secured Party may examine and inspect the books and records of Debtor at any reasonable time or times.

     Section 6.0 Substitution of Collateral. In accordance with the terms of the Promissory Note which is secured by this Security Agreement, Debtor agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Debtor will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Security Agreement shall continue to apply to any substituted retail installment contract which replaces any retail installment sale contract previously included in the Contracts listed as collateral hereunder.

     Section 7.0 Notice of Matters Affecting Collateral. Debtor agrees to notify secured party promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which Debtor may be notified of which may materially and adversely affect Debtor' s or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     Section 8.0 Taxes. The Debtor will pay promptly when due all taxes and assessments upon the Collateral, if any.

     Section 9.0 Additional Rights of Parties. At its option but without obligation to do so, the Secured party may (a) discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral;
(b) place and pay for insurance on Collateral in the event Debtor fails to keep the Collateral insured.

     Section 10.0 Events of Default-Remedies. Upon the happening of any of the following events or conditions and within ten day notice thereof, namely; (a) default in the payment or performance of any of the obligations or of any covenant contained or referred to herein or in any note evidencing any of the obligations; (b) any warranty, representation or statement make or furnished to the Secured Party by or on behalf of the Debtor in connection with this Agreement proving to have been false in material respect when made or furnished,
(c) substantial amount of sale or encumbrance of the Collateral as determined in the sale or encumbrance of the Collateral as determined in the reasonable discretion of the Secured Party, or the making of any levy, seizure or attachment thereof or thereon, (d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the Collateral of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by, against or of Debtor or any guarantor or surety for the Debtor, thereupon or at any time thereafter (such default not having previously been cured), the Secured Party at its option may declare all obligations that are in default to be immediately due and payable, subject to any notice required by law or agreement, and shall then have the remedies of a secured party under the Uniform Commercial Code ("UCC"), or other applicable law, including, without limitation thereto, the right to take possession of the Collateral, and for that purpose may pursue the Collateral whenever the same may be found and with or without legal process, but without a breach of the peace, may enter any premises where the Collateral may be found and take possession thereof and remove the same.

     Section 11.0 No Waste. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The Secured Party will give at least ten (10) days written notice to Debtor at the address shown herein of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding. preparing for sale, selling or the like shall, subject to UCC limits if applicable, include the Secured Party's reasonable attorney's fees and costs.

     Section 12.0 Release of Collateral. As the principal balance of the Note secured hereby is repaid, the Secured Party agrees to release that portion of the Collateral from this Security Agreement as corresponds to the reduction of the principal balance and accrued interest due under the Note. For each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Collateral shall be released from this Security
Agreement and shall thereafter be free of the lien and encumbrance created hereunder. In no event shall the amount of principal and interest remaining on the contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     Section 13.0 General. This Agreement and the security interest in the Collateral created hereby shall terminate when the obligation has been paid in full. No waiver by the Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its successors and bind the successors and assigns of the Debtor. If there be more than one Debtor, their obligations hereunder shall be joint and several. This Agreement shall take effect when signed by the parties hereto.

     Section 14.0 Construction. Should any provision of this Agreement violate any federal, state or local law or ordinance, that provision shall be construed in a manner so as to comply.

     Section 15.0 Notices. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 15.0.

          (a) in the case of Holder to:

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticill
              Telephone #: (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone # (800) 223-9334
              Telefax #: (800) 854-7939

     Section 16.0 Miscellaneous.

          (a) This Security Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Security Agreement shall not limit or impair the operation of validity of any other provision of this Security Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) This  Security  Agreement  shall be binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, legal representatives, successors, and permitted assigns.

          (d) This Agreement shall be deemed entered into within Colorado and Shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (e) Legal matters in connection with the Note(s) and any security agreement, pledge or other documents securing the Note(s) have been prepared or reviewed on behalf of the debtor as its counsel by Marya L. Brancio ("Debtor's Counsel"). Debtor's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc., as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee or secured party of the Note(s) or any security agreement or pledge agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as Debtor's Counsel.

          If) All actions or proceedings in any way, manner or respect, arising from or related to this Security Agreement may be litigated in courts having situs within the State of Colorado. Debtor and Secured Party hereby consent and Submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (g) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Security Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (h) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to an original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures.

     Dated this 12th day of February, 1996.


DEBTOR:                                      SECURED PARTY:

WESTERN FIDELITY FUNDING, INC.               WESTERN FRATERNAL LIFE ASSOCIATION


By: /s/ Gene E. Osborn                       By: /s/ Philip J. Torticill
   -----------------------------------           ------------------------------
   Gene E. Osborn, President
                                             Name: Philip J. Torticill
                                                   ----------------------------
                                             Its:  Vice President

                                     NOTICE

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AS A COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR IN RELIANCE ON AN EXEMPTION PROVIDED IN THE ACT AND/OR RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF BY ANY PAYEE, OR HOLDER THEREIN UNLESS THE NOTE IS REGISTERED UNDER THE ACT OF THE MAKER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED, AND THEN ONLY IN COMPLIANCE WITH STATE SECURITIES LAWS. IN ADDITION, THE NOTE HAS NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1990 BY REASON OF THE COMMERCIAL LOAN NOT CONSTITUTING A SECURITY OR SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE NOTE. THE NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OF ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1990, IF SUCH REGISTRATION IS REQUIRED. FURTHER, THE NOTE HAS NOT BEEN REVIEWED APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE, OR OTHER SIMILAR GOVERNMENTAL OFFICE, OF ANY OTHER STATE.

                                 PROMISSORY NOTE
                                (Commercial Loan)

     $499,490.21                                             January 23, 1997

     FOR VALUE RECEIVED, the undersigned promises to pay to WESTERN FRATERNAL LIFE ASSOCIATION (individually referred to as "Holder") at the address for Holder shown in the Notice provision hereof, or as such other address as any Holder may from time to time designate in writing in accordance with the Notice provision, in the legal and lawful tender of the United States, the principal sum of FOUR HUNDRED NINETY-NINE THOUSAND FOUR HUNDRED NINETY AND 21/100'S DOLLARS ($499,490.21), together with interest which shall accrue at the rate of nine and eighty five one hundredths percent (9.85%) per annum payable on the terms set forth in paragraph I hereof.

     I. Terms of Repayment.  The principal  shall be amortized  over forty eight
(57) months with interest at the rate of nine and eighty five one hundredths percent (9.85%) per annum resulting in monthly payments of principal and
interest  in  the  amount  of  ELEVEN   THOUSAND  SEVEN  AND  52/100'S   DOLLARS
($11,007.52). An amortization schedule is attached hereto as Exhibit A and incorporated herein by this reference. Said monthly payments shall commence on the twentieth day of February, 1996 and on the twentieth day of each month thereafter until this Note is paid in full. The first monthly payment shall be adjusted to reflect only that interest due in arrears from the date the principal is advanced by Holder to Maker. The last monthly payment shall be adjusted to reflect any prepayments or principal reductions during the term of this Note. Payments shall be due on the twentieth day of each month and shall be considered delinquent on the thirtieth day of each month.

     2. Application of Payment. All payments of principal and interest by Maker to the Holder of this Note shall be first applied to accrued interest with the balance applied to principal.

     3. Security. This Note shall be secured by Maker's Security Agreement and Pledge Agreement which pledges retail installment sale contracts entered into between various customers and the Maker for the purchase of automobiles, more particularly described in the Security Agreement and Pledge Agreement (the "Contracts" or "Collateral"). Maker shall continue to service and collect the payments on said Contracts in accordance with their terms from the life of the Contracts, Maker covenants and agrees that the outstanding principal balance plus accrued interest payable over the life of said Contracts in monthly payments from customers shall be equal to or greater than principal and interest payable to Holder under this Note, which payments due under the Contracts are to be pledged by Maker as security for this Note.

     4. Substitution of Collateral. Maker agrees in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Maker will substitute a similar retail installment contract to be replaced. The Security Agreement and Pledge Agreement which secure this Note shall continue to apply to any substituted retail installment contract which replaces any retail installment contract previously included in the Contracts or Collateral.

     5. Release of Collateral. As the principal balance of this Note is repaid (including prepayments), the Holder agrees to release that portion of the Collateral from the Security Agreement and Pledge Agreement which secures this Note as corresponds to the reduction of the principal balance and accrued interest due under this Note. For each one dollar reduction in the principal and accrued interest due under this Note, a proportionate amount of Collateral shall be released from the Security Agreement and Pledge Agreement and shall thereafter be free of the lien and encumbrance created thereunder. In no event shall the amount of principal and interest remaining on the Contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     6. No Sale, Transfer or Assignment. This Note constitutes a non-negotiable instrument and shall not be sold, transferred or assigned without the consent of Maker and without meeting the possible securities registration requirement set forth in the NOTICE contained above.

     7. Miscellaneous.

          (a) There shall be no acceleration of any amount due under this Note, except as specifically provided in this Note,

          (b) Upon payment of monies due on this Note, in accordance with its terms, Holder shall release the collateral or the applicable portion thereof in accordance with the terms of the Security Agreement and Pledge Agreement.

          (c) In the event of a default by Maker on this Note, Holder shall look solely to the assets of Maker for repayment, including the property, cash and other property or assets of Maker, but none of the officers, directors, or shareholders shall have any personal liability for payment hereunder, and no such action or other legal proceedings shall be brought against any of the officers, directors or shareholders of Maker, for any deficiency if the Collateral and assets of Maker are not sufficient to satisfy the repayment of this Note.

          (d) If Maker fails to make any Payment when due hereunder, whether of principal, interest or otherwise, or commits any default hereunder or under the Security Agreement, Pledge Agreement or any other instrument related hereto, the Holder shall have those options set forth in the Security Agreement and Pledge Agreement after ten (10) days notice to Maker specifying the event of default after which time this Note shall bear interest at the rate of twelve percent (12%) per annum, unless the default is timely cured. During the ten (1 0) days following notice from Holder, the Maker shall have the right to cure any monetary or non-monetary default and if the cure be made, this Note and the security therefore shall continue in full force and effect as if no default had occurred.

          (e) This Note sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (f) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of the Note shall not limit or impair the operation or validity or any other provision of this Note and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstance.

          (g) It is the intention of Maker and Holder that this Note be construed tin accordance with and governed by the laws of the State of Colorado for contracts entered into and wholly performed in such state.

          (h) The Maker and all other parties who are now or who may hereafter become liable on this Note severally waive, except as expressly set forth herein, demand, presentment for payment, protest, notice of dishonor, protest or intent to accelerate and acceleration and diligence in collecting and bringing suit against any party liable on this Note.

          (i) Holder shall be entitled to collect a reasonable attorney's fee from the Maker, as well as other costs and expenses reasonably incurred, in curing any default of or attempting collection of the payment due under the Note and to receive from the Maker (or in lieu thereof, the Maker may advance) all expenses paid by the Holder under the terms of the Security Agreement.

          (i) This Note is secured by a Security Agreement and Pledge Agreement of even date made by Maker for the benefit of the Holder hereof and the terms and provisions of said Security Agreement and Pledge Agreement by this reference are make a part hereof,

          (k) All actions or proceedings in any way, manner or respect, arising from or related to this Note may be litigated in Courts having situs within the State of Colorado. Maker and Holder hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (1) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Note or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Note, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (m) Legal matters in connection with the Note and any Security Agreement, Pledge Agreement or other documents securing the Note have been prepared or reviewed on behalf of the Maker as its counsel by Marya L. Brancio ("Maker's Counsel"). Maker's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc. as to all matters which affect the Note or any security agreement or pledge agreement must look to its own counsel in connection with the commercial loan represented by the Note or any collateral therefore and understand that Marya L. Brancio has acted only as Maker's Counsel.

          (n) All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by immediate notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this sub-section n

          (a) in the case of Holder to:

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticilii
              Telephone # (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone #: (800) 223-9334
              Telefax #    (800) 854-7939


IN WITNESS WHEREOF, the Maker has caused this instrument to be executed this the 31day of January, 1996


                              MAKER: WESTERN FIDELITY FUNDING, INC. a Colorado corporation


                                       By: /s/ Gene E. Osborn
                                           ------------------------------------
                                           Gene E. Osborn, President

                                PLEDGE AGREEMENT

     This pledge is made as of this 31st day of January, 1996 by WESTERN FIDELITY FUNDING, INC. (hereinafter referred to as "WFFI"), to WESTERN FRATERNAL LIFE ASSOCIATION (hereinafter referred to as "Lender").


                                    RECITALS

     WHEREAS WFFI has acquired  and is the owner of the  automobile  installment
sale  contracts   ("Contracts")   listed  on  Exhibit  A  attached   hereto  and
incorporated herein by this reference, and

     WHEREAS Lender requires the right to collect payments made by the maker(s) of the Contracts, and the right to enforce all of WFFI's rights, claims and interests related to said Contracts, (including but not limited to the right to repossess the auto(s) which are the subject of the Contracts herein pledged).


                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WFFI and Lender agree as follows:

     1. The Contracts are hereby pledged to Lenders to secure payment of Lender's loan to WFFI evidenced by a Promissory Note dated January 23, 1997 in the amount of $499,490.21.

     2. In accordance with the terms of the Promissory Note which is secured by this Pledge Agreement, WFFI agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), WFFI will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Pledge Agreement shall continue to apply to any substitute retail installment sale contract which replaces any retail installment sale contract previously included in the Contracts pledged hereunder.

     3. WFFI agrees to notify Lender promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which WFF] may be notified of which may materially and adversely affects WFFI's or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     4. As the principal balance of the Note secured hereby is repaid, the Lender agrees to release that portion of the Contracts from this Pledge Agreement as corresponds to the reduction or the principal balance and accrued interest due under the Note for each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Contracts shall be released from this Pledge Agreement and shall thereafter be free of the lien or pledge created hereunder. In no event shall the amount of principal and interest remaining on the Contracts pledged hereunder be less that the amount of principal and interest outstanding on the Note.

     5. This Pledge Agreement shall terminate when the obligation has been paid in full. No waiver by the Lenders of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and bind the successors and assigns of the WFFI, This Pledge Agreement shall take effect when signed by the parties hereto.

     6. WFFI agrees to pay any and all of Lender's costs, including reasonable attorney's fees, incurred in exercising or enforcing its rights under this Pledge Agreement.

     7. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 7.

          (a) in the case of Holder to

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention:  Mr. Philip J. Torticill
              Telephone #: (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone #: (800) 223-9334
              Telefax #    (800) 854-7939

     8. Miscellaneous.

          (a) This Pledge Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Pledge Agreement shall not limit or impair the operation of validity of any other provision of this Pledge Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) Should any provision of this Pledge Agreement violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

          (e) This Agreement shall be deemed entered into within Colorado and shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (f) Legal matters in connection with the Note(s) and any security agreement, Pledge Agreement or other documents securing the Note(s) have been prepared or reviewed on behalf of WFFI as its counsel by Marya L. Brancio ("WFFI's Counsel"). WFFI's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party or pledgee and has relied upon representations made by WFFI as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee, pledgee or secured party of the Note(s) or any security agreement or Pledge Agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as WFFI's Counsel.

          (g) All actions or proceedings in any way, manner or respect, arising from or related to this Agreement may be litigated in courts having situs within the State of Colorado. WFFI and Lender hereby consent and submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (h) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (i) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to any original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures.

Dated this 23rd day of January, 1997.




WESTERN FIDELITY FUNDING, INC.



By: /s/ Gene E. Osborn
   -----------------------------------------
   Gene E. Osborn, President



WESTERN FRATERNAL LIFE ASSOCIATION



By:   /s/ Philip J. Torticill
   -----------------------------------------

Name:  Philip J. Torticill
      --------------------------------------

Its:  Vice President
      --------------------------------------

                               SECURITY AGREEMENT

     This Agreement entered into between WESTERN FIDELITY FUNDING, INC., a Colorado corporation ("Debtor") and WESTERN FRATERNAL LIFE ASSOCIATION (the "Secured Party"), The Debtor hereby warrants and covenants that:

     Section 1.0 Collateral. The Debtor is the beneficial owner of the "Collateral" which consists of the retail installment sale contracts entered into between the customer and the Debtor (the "Contracts"). The Contracts which comprise the Collateral are listed on Exhibit A attached hereto and incorporated herein by this reference. The Collateral will be maintained by the Debtor at its principal office and Debtor will service the collection of the Contracts. Except for the security interest granted hereby, the collateral will be free from any prior lien, security interest, pledge or encumbrance, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     Section 2.0 No Transfer. The Debtor will not sell or otherwise transfer or encumber the Collateral or any interest therein without the prior written consent of the Secured Party,

     Section 3.0 Perfection of Interest. The Debtor will immediately notify the Secured Party in writing of any change in address from that shown in this Agreement and will also upon demand furnish to the Secured Party such further information and will execute and deliver to the Secured Party such financing statements, mortgages and other papers and will do all such acts and things as the Secured Party may at any time or from time to time reasonably request and/or as may be necessary or appropriate to establish and maintain a valid security interest in the Collateral as security for the obligations, subject to no prior liens or encumbrances.

     Section 4.0 Insurance. The Debtor will keep the Collateral at all times insured against risks of loss and such other casualties as the Secured Party may reasonably require, all in such amounts, under such forms of policies, including the Indemnity Policy currently issued by Empire Fire & Marine, upon such terms, for such periods and written by such other companies or underwriters as the Secured Party may approve, but in no event less than the face value of the loan on the Vehicle, losses in all cases to be payable to the Secured Party and Debtor as their respective interests may appear. All policies of insurance shall provide for at least ten days prior written notice cancellation to the Secured Party, and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing the Debtors name on any drafts drawn by insurers of the Collateral.

     Section 5.0 Free of Liens. The Debtor will keep the Collateral free from any adverse lien, security interest, pledge or encumbrance and will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. Upon reasonable notice, the Secured Party may examine and inspect the books and records of Debtor at any reasonable time or times.

     Section 6.0 Substitution of Collateral. In accordance with the terms of the Promissory Note which is secured by this Security Agreement, Debtor agrees that in the event any individual retail installment contract contained in the Contracts is prepaid by a customer, prepaid from insurance proceeds in the event of destruction of any automobile which is security for any retail installment sale contract or becomes sixty (60) days or more past due (the "Substitution Events"), Debtor will substitute a similar retail installment contract in substantially like amount and terms for the retail installment contract to be replaced. This Security Agreement shall continue to apply to any substituted retail installment contract which replaces any retail installment sale contract previously included in the Contracts listed as collateral hereunder.

     Section 7.0 Notice of Matters Affecting Collateral. Debtor agrees to notify secured party promptly of any material changes involving the Contracts, including, but not limited to, prompt notice of any Substitution Event or any other proceeding which Debtor may be notified of which may materially and adversely affect Debtor' s or Lender's rights under the terms and conditions of the Contracts or to the collateral encumbered by said Contracts.

     Section 8.0 Taxes. The Debtor will pay promptly when due all taxes and assessments upon the Collateral, if any.

     Section 9.0 Additional Rights of Parties. At its option but without obligation to do so, the Secured party may (a) discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral;
(b) place and pay for insurance on Collateral in the event Debtor fails to keep the Collateral insured.

     Section 10.0 Events of Default-Remedies. Upon the happening of any of the following events or conditions and within ten day notice thereof, namely; (a) default in the payment or performance of any of the obligations or of any covenant contained or referred to herein or in any note evidencing any of the obligations; (b) any warranty, representation or statement make or furnished to the Secured Party by or on behalf of the Debtor in connection with this Agreement proving to have been false in material respect when made or furnished,
(c) substantial amount of sale or encumbrance of the Collateral as determined in the sale or encumbrance of the Collateral as determined in the reasonable discretion of the Secured Party, or the making of any levy, seizure or attachment thereof or thereon, (d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the Collateral of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by, against or of

Debtor or any guarantor or surety for the Debtor, thereupon or at any time thereafter (such default not having previously been cured), the Secured Party at its option may declare all obligations that are in default to be immediately due and payable, subject to any notice required by law or agreement, and shall then have the remedies of a secured party under the Uniform Commercial Code ("UCC"), or other applicable law, including, without limitation thereto, the right to take possession of the Collateral, and for that purpose may pursue the Collateral whenever the same may be found and with or without legal process, but without a breach of the peace, may enter any premises where the Collateral may be found and take possession thereof and remove the same.

     Section 11.0 No Waste. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The Secured Party will give at least ten (10) days written notice to Debtor at the address shown herein of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding. preparing for sale, selling or the like shall, subject to UCC limits if applicable, include the Secured Party's reasonable attorney's fees and costs.

     Section 12.0 Release of Collateral. As the principal balance of the Note secured hereby is repaid, the Secured Party agrees to release that portion of the Collateral from this Security Agreement as corresponds to the reduction of the principal balance and accrued interest due under the Note. For each one dollar reduction in the principal and accrued interest due under the Note, a proportionate amount of Collateral shall be released from this Security
Agreement and shall thereafter be free of the lien and encumbrance created hereunder. In no event shall the amount of principal and interest remaining on the contracts constituting the Collateral be less than the amount of principal and interest outstanding on the Note.

     Section 13.0 General. This Agreement and the security interest in the Collateral created hereby shall terminate when the obligation has been paid in full. No waiver by the Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its successors and bind the successors and assigns of the Debtor. If there be more than one Debtor, their obligations hereunder shall be joint and several. This Agreement shall take effect when signed by the parties hereto.

     Section 14.0 Construction. Should any provision of this Agreement violate any federal, state or local law or ordinance, that provision shall be construed in a manner so as to comply.

     Section 15.0 Notices. All notices, requests and other communications hereunder shall be given in writing and shall be deemed sufficiently given, served, or received for all purposes when delivered personally, by United States mail, postage prepaid, return receipt requested, by express courier, or by Immediate Notice, and properly addressed as follows, or to such other address as shall be set forth in a notice given in accordance with this Section 15.0.

          (a) in the case of Holder to:

              Western Fraternal Life Association
              1900 First Avenue NE
              Cedar Rapids, Iowa 52492
              Attention: Mr. Philip J. Torticill
              Telephone #: (319)363-2653

          (b) in the case of Maker to:

              Western Fidelity Funding, Inc.
              4704 Harlan Street, Suite 260
              Denver, Colorado 80212-7417
              Attention: Mr. Gene Osborn, President
              Telephone # (800) 223-9334
              Telefax #:  (800) 854-7939

     Section 16.0 Miscellaneous.

          (a) This Security Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and shall not be changed, modified, or terminated except by a written instrument, duly executed by all parties hereto. No waiver of any term or condition herein by any party hereto shall be effective unless such waiver shall be expressed in a written instrument duly executed by the party or parties against whom enforcement of such waiver is sought.

          (b) Any un-enforceability for any reason against any person or persons or in any particular circumstance of any provision of this Security Agreement shall not limit or impair the operation of validity of any other provision of this Security Agreement and shall not limit or impair the operation and validity of the same provision or provisions against any other person or persons or in any other particular circumstances.

          (c) This  Security  Agreement  shall be binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, legal representatives, successors, and permitted assigns.

          (d) This Agreement shall be deemed entered into within Colorado and Shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to principles relating to conflicts of laws).

          (e) Legal matters in connection with the Note(s) and any security agreement, pledge or other documents securing the Note(s) have been prepared or reviewed on behalf of the debtor as its counsel by Marya L. Brancio ("Debtor's Counsel"). Debtor's Counsel does not purport to have made any investigation or to have acted independently on behalf of any payee, holder, or assignee of any note or any secured party and has relied upon representations made by Western Fidelity Funding, Inc., as to all matters which affect the Note(s) or any collateral security therefore. Each payee, holder, assignee or secured party of the Note(s) or any security agreement or pledge agreement must look to its own counsel in connection with any loan represented by the Note(s) or any collateral therefore and understand that Marya L. Brancio has acted only as Debtor's Counsel.

          (f) All actions or proceedings in any way, manner or respect, arising from or related to this Security Agreement may be litigated in courts having situs within the State of Colorado. Debtor and Secured Party hereby consent and Submit to the jurisdiction of any local, state or federal court located in said state. Each party hereby waives any right it may have to transfer or change of venue of any litigation in accordance herewith.

          (g) Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Security Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (ii) arising from any relationship existing in connection with this Agreement, and agree that any such action or proceeding shall be tried before a court and not before a jury.

          (h) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to an original and all such counterparts shall constitute but one and the same instrument. Facsimile signatures shall be considered as original signatures.

     Dated this23rd day of January, 1997.


DEBTOR:                                      SECURED PARTY:

WESTERN FIDELITY FUNDING, INC.               WESTERN FRATERNAL LIFE ASSOCIATION


By: /s/ Gene E. Osborn                       By: /s/ Philip J. Torticill
   -----------------------------------           ------------------------------
   Gene E. Osborn, President
                                             Name: Philip J. Torticill
                                                   ----------------------------
                                             Its:  Vice President